SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
                             of the
                 Securities Exchange Act of 1934
                      (Amendment No.     )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14(a)-11(c) or
    Section 240.14a-12


            TENNEY ENGINEERING, INC.
       (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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    Rule 14a-6(i)(4) and 0-11.
[ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

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              transaction applies:



          2) Aggregate number of securities to which transaction applies:



          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



          4)  Proposed maximum aggregate value of transaction:



          5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
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          4)  Date Filed:



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                    TENNEY ENGINEERING, INC.


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          May 23, 1997


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Tenney Engineering, Inc., a New Jersey corporation (the "Company") will be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083 on Friday, May 23, 1997, at 9:15 a.m., local time, to consider and act upon the following matters:

          1. To elect two (2) Directors of the Company to serve until the third succeeding annual meeting after their election and until their respective successors are duly elected and qualified.

          2. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on March 27, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     You are cordially invited to attend the meeting in person.
Whether or not you plan to attend the meeting, you are urged to complete, date and sign the enclosed proxy and mail it promptly in the return envelope provided for this purpose.

                              By order of the Board of Directors

                                      SAUL S. SCHIFFMAN
                                      Secetary



March 28, 1997

1090 Springfield Road
Union, New Jersey 07083

ALL SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY TO TENNEY ENGINEERING, INC., 1090 SPRINGFIELD ROAD, UNION, NEW JERSEY 07083. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.


                    TENNEY ENGINEERING, INC.

                      1090 Springfield Road
                     Union, New Jersey 07083
                     Tel. No. (908) 686-7870



                         PROXY STATEMENT

                 Annual Meeting of Shareholders

                          May 23, 1997




     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tenney Engineering, Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, on Friday, May 23, 1997, at 9:15 a.m., local time. The approximate date on which the form of proxy and this proxy statement are first being mailed to shareholders is April 7, 1997.

     You are requested to complete, sign and date the accompanying proxy and return it promptly to the Company in the enclosed envelope. The enclosed proxy may be revoked at any time before it is exercised, by written notice to the Company bearing a later date than the proxy, provided said notice is received by the Company prior to the start of the meeting.

     Furthermore, any shareholder attending the meeting may vote in person whether or not they had previously submitted a proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted FOR the nominees for Directors set forth below, and with regard to all other matters as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders. Election of the directors will require a plurality of the votes cast at the meeting by the holders of shares entitled to vote thereon.

     The Board of Directors has fixed the close of business on March 27, 1997, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares outstanding on March 27, 1997 will constitute a quorum. The Company has outstanding on March 27, 1997, and entitled to vote with respect to all matters to be acted upon at the meeting, 3,714,842 shares of common stock, $.01 par value ("Common Stock"), each of which was entitled to one vote on all matters to come before the meeting.

     The cost of preparing, assembling and mailing this proxy statement, the notice of meeting and the enclosed proxy is to be borne by the Company.

     In addition to the solicitation of proxies by use of the mails, the Company may utilize the service of some of the officers and regular employees of the Company (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies.

                     PRINCIPAL SHAREHOLDERS

     As of February 28, 1997, the following have advised the Company that they are beneficial owners of more than five (5) percent of the outstanding shares of the Company's Common Stock:

Name and Address of       Amount Beneficially Owned    Percentage
Beneficial Owner           as of February 29, 1996      of Class

Robert S. Schiffman                541,309               13.9%
1090 Springfield Road
Union, New Jersey 07083



(1) Includes 180,000 shares which Mr. Schiffman may purchase under the 1995 Incentive Stock Option Plan.


                         PROPOSAL 1

                    ELECTION OF DIRECTORS


     The Company's Certificate of Incorporation classifies the Board of Directors into three classes, each of which is elected for a three-year term. Two directors are to be elected at the annual meeting, to serve until the 2000 Annual Meeting of the Shareholders and until their successors are elected and qualified. The Board has nominated Robert S. Schiffman and David A. Schuh, directors whose terms are expiring, for re-election to the Company's Board of Directors at the 1997 Annual Meeting, for a term of three years, to expire at the annual meeting in 2000 and until their successors are elected and qualified. The term of the other two directors will continue as indicated below. Mr. Schiffman and Mr. Schuh were elected to their present term as Directors by shareholders in May 1994.

     If such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such persons, if any, as shall be designated by the Board of Directors to replace such nominee.

     A description of the nominee and incumbent directors is provided below:


                          Position with the Company     Year First
                          or Principal Occupation       Elected
Nominee and Age           During the Past Five Years    Director


Robert S. Schiffman       Chairman of the Board,           1975
53 (1) (2)                President and Chief Executive
                          Officer of the Company

David A. Schuh            Self-Employed Real Estate and    1993
57 (3)                    Insurance Broker


Director Not Standing for Election Whose Term Expires in 1998:

Saul S. Schiffman         Vice Chairman of the Board       1945
83 (1)(2)                 and since July 8, 1994
                          Secretary

Director Not Standing for Election Whose Term Expires in 1999:

David C. Schiffman        Associate Professor of           1981
57 (2) (3)                Psychology,
                          State University of
                          New York at New Paltz



(1) Member of Executive Committee.
(2) Saul S. Schiffman is the father of Robert S. Schiffman and
    David C. Schiffman.
(3) Member of Stock Option Committee.


     The Company has no standing audit, nominating or compensation committee or committees performing similar functions.

     The Board of Directors held 6 meetings and the Executive
Committee held 2 meetings in 1996. No Director attended fewer than 75% of the Board, and Committee, meetings, of which he was a member, held during 1996.

Security Ownership of Management

     The following table sets forth the information as of February 28, 1997, regarding the beneficial ownership of common stock by each Director, Nominee for Director and the Chief Executive Officer of the Company and by all Directors and Executive Officers as a group.
                             Amount                Percentage
Name                      Beneficially Owned        of Class

Robert S. Schiffman (1)       541,309                   13.9%
David A. Schuh                   None                    N/A
Saul S. Schiffman             107,675                    2.9%
David C. Schiffman            179,707                    4.9%
All Directors and Officers
 as a group (2)               883,691                   22.7%



(1) Includes 180,000 shares which Mr. Schiffman may purchase under the 1995 Incentive Stock Option Plan.

(2) Includes 230,000 shares which all Officers and Directors may purchase under the 1995 Incentive Stock Option Plan.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the annual and long-term compensation of the Company's Chief Executive Officer for fiscal
1996, 1995 and 1994. No other executive officer or employee of the Company received salary and bonus in 1996 in excess of $100,000.


                                                     Long Term
                                   Annual           Compensation
                                 Compensation          Awards

   Name and                         All Other          Options
Principal Position   Year   Salary  Compensation(1) (# of shares)

Robert S. Schiffman  1996  $205,000     8,508         65,000 (2)
  Chairman of the    1995   215,000     8,243         65,000 (3)
 Board, President    1994   198,740     3,371            0
  and CEO




(1) Inclusive of Company-paid life insurance in the amount of $400,000 for Robert S. Schiffman and dollar value of personal use of Company-provided automobile.

(2) Option granted pursuant to the Company's 1995 Incentive Stock
    Option Plan exercisable at $.945312 per share between February 16, 1997 and August 14, 1999.

(3) Option granted pursuant to the Company's 1995 Incentive Stock
    Option Plan exercisable at $.257812 per share, between December 2, 1995 and May 31, 1998.

Employment Agreement

     On December 18, 1992, the Company entered into an Employment Agreement with Robert S. Schiffman for a term ending December 31, 1996, at an annual salary of not less than $200,000. On the same day, the Company enetered into a licensing agreement with a private company to manufacture certain products under the Company's name and it agreed to make Mr. Schiffman's services available to the
licensee through the end of 1996.   The licensee is obligated to
pay the Company $120,000 per year for approximately 40% of Mr.
Schiffman's time.

Compensation of Directors

     During 1996 each Director who was not an employee of the Company earned an annual fee at the rate of $4,800 ($400 per month).

                            AUDITORS

     Zeller Weiss & Kahn have audited the financial statements of the Company since 1993 and have been selected by the Board of Directors to audit the Company's financial statements for the year 1997.


          SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders may present proposals which are proper subjects for consideration at the 1998 Annual Meeting of shareholders of the Company for inclusion in its proxy material relating to that meeting. These proposals should be submitted in writing and otherwise in the manner specified by Securities and Exchange Commission rules to Tenney Engineering, Inc., 1090 Springfield Road, Union, New Jersey 07083, Attention: Secretary. They must be received by January 31, 1998, in order to be included in the proxy materials for the 1998 Annual Meeting.

              GENERAL INFORMATION AND OTHER MATTERS

      Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters property come before the meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their judgment on such matters.


                              By order of the Board of Directors


                                   By SAUL S. SCHIFFMAN
                                        Secretary






March 28, 1997

1090 Springfield Road
Union, New Jersey 07083

                    TENNEY ENGINEERING, INC.

                              PROXY



     Proxy Solicited by Board of Directors for Annual Meeting of
                          Shareholders




     The undersigned hereby appoints SAUL S. SCHIFFMAN and ROBERT
S. SCHIFFMAN, and each of them, proxies and attorneys, with full power of substitution at the Annual Meeting of Shareholders of TENNEY ENGINEERING, INC. (the "Company") to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, at 9:15 a.m. on Friday, May 23, 1997, and any adjournment, with authority to vote all the Common Stock of said Company which the undersigned is entitled to vote as follows:

     1. ELECTION OF 2 DIRECTORS to serve until the third annual meeting after their election:

          [ ] FOR the nominees listed below (except as marked to the contrary below),

          [ ] WITHHOLD AUTHORITY to vote for the nominees listed below.

               Robert S. Schiffman       David A. Schuh

(Instructions: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

     2. In their discretion, on such other business as may properly come before the meeting or any adjournment.

  PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

     Every properly signed proxy will be voted by the proxies in accordance with the specifications made thereon. If no specification is made, it is the intention of the proxies to vote this proxy FOR the election of Directors.

     Receipt is acknowledged of the Notice of Annual Meeting and Proxy Statement of the Company dated March 28, 1997.

                         Dated:                  , 1997




                                Signature(s) of Shareholder(s)

                                Note:  Executors, administrators,
                                   trustees, and others signing in
                                   a representative capacity should
                                   indicate the capacity in which
                                   they sign.  If shares are held
                                   jointly, EACH holder should
                                   sign.

           PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.